UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21482

SunAmerica Specialty Series

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management Corp.

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: October 31

Date of reporting period: January 31, 2013

Item 1. Schedule of Investments.

SunAmerica Specialty Series – 2020 High Watermark Fund

PORTFOLIO OF INVESTMENTS - January 31, 2013 - (Unaudited)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES - 10.4%
Resolution Funding - 10.4%
Resolution Funding Corp. STRIPS zero coupon due 07/15/2020 (cost $5,176,841)	$7,000,000	$6,098,344

U.S. GOVERNMENT TREASURIES - 83.8%
United States Treasury Bonds - 83.8%
U.S. Treasury Bond STRIPS zero coupon due 08/15/2020 (cost $39,600,502)	55,490,000	49,303,975

Total Long-Term Investment Securities (cost $44,777,343)		55,402,319

SHORT-TERM INVESTMENT SECURITIES - 3.9%
U.S. Government Treasuries - 3.9%
United States Treasury Bills 0.14% due 04/25/2013(1) (cost $2,279,256)	2,280,000	2,279,685

REPURCHASE AGREEMENT - 2.1%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 01/31/2013 to be repurchased 02/01/2013 in the amount of $1,221,000 and collateralized by $1,285,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 2.00% due 01/30/2023 and having an approximate value of $1,249,881 (cost $1,221,000)	1,221,000	1,221,000

TOTAL INVESTMENTS (cost $48,277,599)(2)	100.2%	58,903,004
Liabilities in excess of other assets	(0.2)	(104,828)

NET ASSETS	100.0%	$58,798,176

(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 4 for cost of investments on a tax basis.

STRIPS – Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of January 31, 2013	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	March 2013	$70,612	$74,665	$4,053

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Government Agencies Resolution Funding	$—	$6,098,344	$—	$6,098,344
U.S. Government Treasuries United States Treasury Bonds	—	49,303,975	—	49,303,975
Short-Term Investment Securities:
U.S. Government Treasuries United States Treasury Bills	—	2,279,685	—	2,279,685
Repurchase Agreement	—	1,221,000	—	1,221,000
Other Financial Instruments:+
Open Futures Contracts - Appreciation	4,053	—	—	4,053

Total	$4,053	$58,903,004	$—	$58,907,057

+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series SunAmerica Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS - January 31, 2013** - (Unaudited)

Security Description	Principal Amount/ Shares	Value (Note 2)
COMMODITY INDEX-LINKED NOTES - 11.4%
Commodity Funds - 11.4%
Credit Suisse AG New York FRS (Indexed to the S&P GSCI Total Return Index) Senior Notes 0.05% due 07/29/2013*(3)	$8,000,000	$8,957,906
UBS AG FRS (Indexed to the S&P GSCI Total Return Index) Senior Notes 0.05% due 10/10/2013*(3)	12,000,000	11,909,613

Total Commodity Index-Linked Notes (cost $20,000,000)		20,867,519

U.S. GOVERNMENT AGENCIES - 59.9%
Federal Farm Credit Bank - 19.1%
0.68% due 09/26/2016	20,000,000	19,946,240
0.99% due 09/05/2017	15,000,000	14,991,405

		34,937,645

Federal Home Loan Bank - 27.3%
0.50% due 10/16/2015(2)	10,000,000	10,000,420
0.70% due 10/11/2016	20,000,000	19,951,520
1.00% due 11/09/2017	10,000,000	10,005,170
1.05% due 11/15/2017	10,000,000	9,999,130

		49,956,240

Federal Home Loan Mtg. Corp. - 2.4%
Federal Home Loan Mtg. Corp. 1.25% due 05/30/2017	4,415,000	4,426,360

Federal National Mtg. Assoc. - 11.1%
Federal National Mtg. Assoc. 1.25% due 02/27/2014(2)	20,000,000	20,250,360

Total U.S. Government Agencies (cost $109,569,985)		109,570,605

U.S. GOVERNMENT TREASURIES - 6.1%
United States Treasury Notes - 6.1%
United States Treasury Notes
0.63% due 04/15/2013 TIPS(5)	1,634,055	1,638,779
1.63% due 01/15/2015 TIPS(5)	1,567,644	1,677,379
1.88% due 07/15/2013 TIPS(5)	1,755,152	1,793,272
1.88% due 07/15/2015 TIPS(5)	1,538,914	1,691,122
2.00% due 01/15/2014 TIPS(5)	1,619,995	1,678,467
2.00% due 07/15/2014 TIPS(5)	1,588,002	1,684,647
2.63% due 06/30/2014	1,000,000	1,033,867

Total U.S. Government Treasuries (cost $10,542,770)		11,197,533

EXCHANGE-TRADED FUNDS - 5.1%
iShares Barclays MBS Bond Fund	52,900	5,702,620
iShares iBoxx Investment Grade Corporate Bond Fund	30,700	3,666,194

Total Exchange-Traded Funds (cost $8,912,879)		9,368,814

Total Long-Term Investment Securities (cost $149,025,634)		151,004,471

SHORT-TERM INVESTMENT SECURITIES - 13.7%
U.S. Government Treasuries - 13.7%
United States Treasury Bills
0.12% due 02/07/2013	$12,000,000	$11,999,718
0.13% due 01/09/2014(4)	5,000,000	4,993,595
0.16% due 05/02/2013(2)(4)	8,000,000	7,998,648

Total Short-Term Investment Securities (cost $24,990,077)		24,991,961

REPURCHASE AGREEMENTS - 5.1%
Agreement with State Street Bank and Trust Co., bearing interest at 0.01% dated 01/31/2013 to be repurchased 02/01/2013 in the amount of $4,954,001 and collateralized by $4,885,000 of United States Treasury Notes bearing interest at 1.50% due 06/30/2016 and having an approximate value of $5,056,146	4,954,000	4,954,000
Agreement with State Street Bank and Trust Co., bearing interest at 0.01% dated 01/31/2013 to be repurchased 02/01/2013 in the amount of $4,418,566 and collateralized by $4,705,000 of Federal National Mtg. Assoc., Notes bearing interest at 2.08% due 11/02/2022 and having an approximate value of $4,643,916(2)	4,418,565	4,418,565

Total Repurchase Agreements (cost $9,372,565)		9,372,565

TOTAL INVESTMENTS (cost $183,388,276)(1)	101.3%	185,368,997
Liabilities in excess of other assets	(1.3)	(2,429,831)

NET ASSETS	100.0%	$182,939,166

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2013, the aggregate value of these securities was $20,867,519 representing 11.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
**	Consolidated; see Note 1.
(1)	See Note 4 for cost of investments on a tax basis.
(2)	The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(3)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
(4)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)	Principal amount of security is adjusted for inflation.

GSCI - Goldman Sachs Commodity Index

TIPS - Treasury Inflation Protected Securities

FRS - Floating Rate Security

The rates shown on FRS are the current interest rates at January 31, 2013 and unless noted otherwise, the dates shown are the original maturity dates

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of January 31, 2013	Unrealized Appreciation/ (Depreciation)
40	Long	Australian $ Currency	March 2013	4,186,400	4,160,000	(26,400)
43	Long	Brent Crude Futures(a)	March 2013	4,720,940	4,968,650	247,710
42	Short	Canadian $ Currency	March 2013	4,257,960	4,206,300	51,660
45	Long	Copper(a)	March 2013	4,157,462	4,198,500	41,038
25	Short	Euro FX Currency	March 2013	4,078,750	4,243,125	(164,375)
117	Short	EURO STOXX 50 Index Futures	March 2013	4,206,676	4,306,768	(100,092)
140	Long	FTSE 100 Index	March 2013	13,146,062	13,899,705	753,643
44	Long	Gold 100 OZ(a)	April 2013	7,324,180	7,312,800	(11,380)
28	Short	Italian Government Bond Future	March 2013	4,203,697	4,290,759	(87,062)
30	Long	Japan FX Currency	March 2013	4,121,625	4,104,375	(17,250)
8	Long	Light Sweet Crude(a)	December 2013	752,160	779,600	27,440
143	Long	MSCI E-Mini Index	March 2013	7,696,180	7,663,370	(32,810)
68	Long	Nasdaq 100 E-Mini Index	March 2013	3,726,920	3,706,000	(20,920)
229	Short	Nikkei 225 Index	March 2013	12,383,750	12,789,650	(405,900)
57	Long	S&P Midcap 500 E-Mini Index	March 2013	3,981,884	4,255,905	274,021
38	Long	SPI 200	March 2013	4,661,679	4,799,746	138,067
48	Long	U.S. Treasury 10 Yr Notes	March 2013	6,389,237	6,301,500	(87,737)
76	Long	U.S. Treasury 5 Yr Notes	March 2013	9,456,064	9,403,812	(52,252)
120	Short	Zinc Futures(a)	December 2013	5,864,000	6,551,250	(687,250)
38	Long	Zinc Futures(a)	December 2013	2,004,700	2,074,562	69,862

						$(89,987)

(a)	The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Commodity Index-Linked Notes
Commodity Funds	$—	$20,867,519	$—	$20,867,519
U.S. Government Agencies
Federal Farm Credit Bank	—	34,937,645	—	34,937,645
Federal Home Loan Bank	—	49,956,240	—	49,956,240
Federal Home Loan Mtg. Corp.	—	4,426,360	—	4,426,360
Federal National Mtg. Assoc.	—	20,250,360	—	20,250,360
U.S. Government Treasures
United States Treasury Notes	—	11,197,533	—	11,197,533
Exchange-Traded Funds	9,368,814	—	—	9,368,814
Short-Term Investment Securities:
U.S. Government Treasuries	—	24,991,961	—	24,991,961
Repurchase Agreements	—	9,372,565	—	9,372,565
Other Financial Instruments:+
Open Futures Contracts - Appreciation	1,603,441	—	—	1,603,441

Total	$10,972,255	$176,000,183	$—	$186,972,438

LIABILITIES:
Other Financial Instruments:+
Open Futures Contracts - Depreciation	$1,693,428	$—	$—	$1,693,428

+	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Global Trends Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS - January 31, 2013* - (Unaudited)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS - 104.0%
Bank of America Securities LLC Joint Repurchase Agreement(1)	$24,255,000	$24,255,000
Bank of America Securities LLC Joint Repurchase Agreement(1)(2)	7,245,000	7,245,000
Barclays Capital, Inc. Joint Repurchase Agreement(1)	29,340,000	29,340,000
Barclays Capital, Inc. Joint Repurchase Agreement(1)(2)	8,765,000	8,765,000
BNP Paribas SA Joint Repurchase Agreement(1)	29,340,000	29,340,000
BNP Paribas SA Joint Repurchase Agreement(1)(2)	8,765,000	8,765,000
Deutsche Bank AG Joint Repurchase Agreement(1)	23,590,000	23,590,000
Deutsche Bank AG Joint Repurchase Agreement(1)(2)	7,050,000	7,050,000
Royal Bank of Scotland Joint Repurchase Agreement(1)	39,140,000	39,140,000
Royal Bank of Scotland Joint Repurchase Agreement(1)(2)	11,710,000	11,710,000
UBS Securities LLC Joint Repurchase Agreement(1)	27,400,000	27,400,000
UBS Securities LLC Joint Repurchase Agreement(1)(2)	8,185,000	8,185,000

Total Repurchase Agreements (cost $224,785,000)		224,785,000

TOTAL INVESTMENTS (cost $224,785,000) (3)	104.0%	224,785,000
Liabilities in excess of other assets	(4.0)	(8,659,082)

NET ASSETS	100.0%	$216,125,918

*	Consolidated; see Note 1.
(1)	See Note 3 for details of Joint Repurchase Agreements.
(2)	The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(3)	See Note 4 for cost of investments on a tax basis.

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Date	Value at Trade Date	Value as of January 31, 2013	Unrealized Appreciation (Depreciation)
67	Long	Copper High Grade(a)	March 2013	$6,136,325	$6,251,100	$114,775
162	Long	Corn(a)	March 2013	5,926,425	5,998,050	71,625
176	Long	DAX Index	March 2013	45,987,987	46,575,830	587,843
62	Long	Light Sweet Crude Oil(a)	March 2013	5,906,740	6,044,380	137,640
199	Long	Nikkei 225 Index	March 2013	23,589,699	24,177,265	587,566
622	Long	S&P 500 E-Mini Index	March 2013	45,257,175	46,441,630	1,184,455
280	Long	Sugar #11(a)	March 2013	5,899,163	5,889,408	(9,755)

						$2,674,149

(a)	The Security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	MXN	6,431,000	USD	504,519	02/05/2013	$—	$(1,278)
	PLN	1,098,000	USD	354,880	02/04/2013	—	(321)

						—	(1,599)

Barclays Bank PLC	MXN	151,176,000	USD	11,854,617	02/05/2013	—	(35,337)
	MXN	151,176,000	USD	11,852,293	03/04/2013	—	(4,613)
	USD	13,634,940	MXN	174,984,000	02/05/2013	127,507	—
	USD	11,821,708	MXN	151,176,000	03/04/2013	35,198	—

						162,705	(39,950)

BNP Paribas SA	PLN	19,378,000	USD	6,159,331	02/04/2013	—	(109,432)

Citibank N.A.	USD	12,567,971	MXN	161,313,000	02/05/2013	119,255	—

Goldman Sachs International	MXN	11,886,000	USD	925,223	02/05/2013	—	(9,608)
	PLN	20,810,000	USD	6,623,434	02/04/2013	—	(108,580)
	USD	13,782,847	PLN	42,538,000	02/04/2013	—	(21,848)

						—	(140,036)

HSBC Bank USA	USD	12,439,384	MXN	157,607,000	02/05/2013	—	(43,635)

JP Morgan Chase Bank, N.A	PLN	37,723,000	USD	12,071,360	02/04/2013	—	(131,991)
	USD	161,089	PLN	504,000	02/04/2013	1,954	—
	USD	12,039,383	PLN	37,723,000	03/04/2013	129,601	—

						131,555	(131,991)

Royal Bank of Canada	MXN	324,411,000	USD	25,460,742	02/05/2013	—	(54,099)

State Street Bank & Trust Co.	PLN	1,756,000	USD	561,144	02/04/2013	—	(6,920)

UBS AG	USD	12,131,142	PLN	37,723,000	02/04/2013	72,209	—

Net Unrealized Appreciation (Depreciation)						$485,724	$(527,662)

MXN - Mexican Peso

PLN - Polish Zloty

USD - United States Dollars

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
ASSETS:
Repurchase Agreements	$—	$224,785,000	$—	$224,785,000
Other Financial Instruments:+
Open Futures Contracts - Appreciation	2,683,904	—	—	2,683,904
Open Forward Foreign Currency Contracts - Appreciation	—	485,724	—	485,724

Total	$2,683,904	$225,270,724	$—	$227,954,628

LIABILITIES:
Other Financial Instruments:+
Open Futures Contracts - Depreciation	$9,755	$—	$—	$9,755
Open Forward Foreign Currency Contracts - Depreciation	—	527,662	—	527,662

Total	$9,755	$527,662	$—	$537,417

+	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Focused Alpha Growth Fund

PORTFOLIO OF INVESTMENTS - January 31, 2013 - (Unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCK - 99.5%
Apparel Manufacturers - 1.9%
Under Armour, Inc., Class A†	110,000	$5,595,700

Cable/Satellite TV - 7.1%
Comcast Corp., Class A	553,375	21,072,520

Chemicals-Diversified - 4.0%
LyondellBasell Industries NV, Class A	189,789	12,036,418

Consulting Services - 4.1%
Booz Allen Hamilton Holding Corp.	280,000	3,880,800
Verisk Analytics, Inc., Class A†	150,000	8,274,000

		12,154,800

Diagnostic Kits - 1.2%
IDEXX Laboratories, Inc.†	37,217	3,543,431

Distribution/Wholesale - 2.1%
Fastenal Co.	128,200	6,368,976

Diversified Manufacturing Operations - 3.2%
Colfax Corp.†	210,100	9,372,561

Electric-Transmission - 3.3%
ITC Holdings Corp.	122,600	9,930,600

Finance-Credit Card - 3.9%
Visa, Inc., Class A	72,780	11,492,690

Hotel/Motels - 3.7%
Hyatt Hotels Corp., Class A†	275,000	11,019,250

Insurance-Property/Casualty - 2.6%
Arch Capital Group, Ltd.†	168,000	7,798,560

Medical Instruments - 6.9%
Edwards Lifesciences Corp.†	38,000	3,417,340
Intuitive Surgical, Inc.†	30,047	17,258,396

		20,675,736

Medical-Biomedical/Gene - 8.0%
Gilead Sciences, Inc.†	606,864	23,940,785

Multimedia - 7.9%
FactSet Research Systems, Inc.	57,400	5,310,648
Walt Disney Co.	337,215	18,169,144

		23,479,792

Real Estate Investment Trusts - 1.5%
American Campus Communities, Inc.	97,000	4,517,290

Resort/Theme Parks - 3.3%
Vail Resorts, Inc.	184,000	9,724,400

Retail-Automobile - 1.7%
CarMax, Inc.†	127,000	5,006,340

Retail-Building Products - 7.4%
Home Depot, Inc.	329,142	22,026,183

Retail-Major Department Stores - 7.1%
TJX Cos., Inc.	468,237	21,154,948

Retail-Sporting Goods - 1.9%
Dick’s Sporting Goods, Inc.	120,000	5,710,800

Soap & Cleaning Preparation - 1.7%
Church & Dwight Co., Inc.	85,000	4,912,150

Transport-Rail - 1.6%
Genesee & Wyoming, Inc., Class A†	57,900	4,897,182

Web Hosting/Design - 6.0%
Equinix, Inc.†	82,785	17,834,372

Web Portals/ISP - 7.4%
Google, Inc., Class A†	29,066	21,964,885

Total Long-Term Investment Securities (cost $243,354,937)		296,230,369

SHORT-TERM INVESTMENT SECURITIES - 0.4%
Time Deposits - 0.4%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 02/01/2013 (cost $1,211,000)	$1,211,000	1,211,000

TOTAL INVESTMENTS (cost $244,565,937)(1)	99.9%	297,441,369
Other assets less liabilities	0.1	418,032

NET ASSETS	100.0%	$297,859,401

†	Non-income producing security
(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock
Cable/Satellite TV	$21,072,520	$—	$—	$21,072,520
Medical Instruments	20,675,736	—	—	20,675,736
Medical-Biomedical/Gene	23,940,785	—	—	23,940,785
Multimedia	23,479,792	—	—	23,479,792
Retail-Building Products	22,026,183	—	—	22,026,183
Retail-Major Department Stores	21,154,948	—	—	21,154,948
Web Hosting/Design	17,834,372	—	—	17,834,372
Web Portals/ISP	21,964,885	—	—	21,964,885
Other Industries*	124,081,148	—	—	124,081,148
Short-Term Investment Securities:
Time Deposit	—	1,211,000	—	1,211,000

Total	$296,230,369	$1,211,000	$—	$297,441,369

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Focused Alpha Large-Cap Fund

PORTFOLIO OF INVESTMENTS - January 31, 2013 - (Unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCK - 97.1%
Airlines - 4.1%
United Continental Holdings, Inc.†	479,900	$11,589,585

Cable/Satellite TV - 10.0%
Comcast Corp., Class A	738,008	28,103,345

Chemicals-Diversified - 2.6%
LyondellBasell Industries NV, Class A	113,091	7,172,231

Containers-Paper/Plastic - 5.5%
Packaging Corp. of America	403,500	15,506,505

Diversified Banking Institutions - 5.5%
Citigroup, Inc.	185,300	7,812,248
JPMorgan Chase & Co.	162,000	7,622,100

		15,434,348

Diversified Manufacturing Operations - 8.2%
3M Co.	227,700	22,895,235

Finance-Credit Card - 7.8%
Discover Financial Services	352,250	13,522,877
Visa, Inc., Class A	53,172	8,396,391

		21,919,268

Medical Instruments - 4.1%
Intuitive Surgical, Inc.†	19,914	11,438,203

Medical-Biomedical/Gene - 5.9%
Gilead Sciences, Inc.†	415,770	16,402,127

Multimedia - 4.3%
Walt Disney Co.	224,155	12,077,471

Oil Companies-Integrated - 5.0%
Suncor Energy, Inc.	409,800	13,941,396

Retail-Building Products - 5.4%
Home Depot, Inc.	225,628	15,099,026

Retail-Drug Store - 5.0%
CVS Caremark Corp.	272,400	13,946,880

Retail-Major Department Stores - 5.1%
TJX Cos., Inc.	317,857	14,360,779

Web Hosting/Design - 4.6%
Equinix, Inc.†	60,126	12,952,944

Web Portals/ISP - 14.0%
Google, Inc., Class A†	51,890	39,212,754

Total Long-Term Investment Securities (cost $244,222,447)		272,052,097

SHORT-TERM INVESTMENT SECURITIES - 4.1%
Time Deposits - 4.1%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 02/01/2013 (cost $11,305,000)	$11,305,000	11,305,000

TOTAL INVESTMENTS (cost $255,527,447)(1)	101.2%	283,357,097
Liabilities in excess of other assets	(1.2)	(3,281,900)

NET ASSETS	100.0%	$280,075,197

†	Non-income producing security
(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Signifcant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock
Cable/Satellite TV	$28,103,345	$—	$—	$28,103,345
Containers-Paper/Plastic	15,506,505	—	—	15,506,505
Diversified Banking Institutions	15,434,348	—	—	15,434,348
Diversified Manufacturing Operations	22,895,235	—	—	22,895,235
Finance-Credit Card	21,919,268	—	—	21,919,268
Medical-Biomedical/Gene	16,402,127	—	—	16,402,127
Oil Companies-Integrated	13,941,396	—	—	13,941,396
Retail-Building Products	15,099,026	—	—	15,099,026
Retail-Drug Store	13,946,880	—	—	13,946,880
Retail-Major Department Stores	14,360,779	—	—	14,360,779
Web Portals/ISP	39,212,754	—	—	39,212,754
Other Industries*	55,230,434	—	—	55,230,434
Short-Term Investment Securities:
Time Deposit	—	11,305,000	—	11,305,000

Total	$272,052,097	$11,305,000	$—	$283,357,097

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS – January 31, 2013 (Unaudited)

Note 1. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the “Alternative Strategies Subsidiary”), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Alternative Strategies Fund. The Alternative Strategies Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund’s prospectus and statement of additional information. With respect to its investments, the Alternative Strategies Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Alternative Strategies Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Alternative Strategies Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Alternative Strategies Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Alternative Strategies Subsidiary. As of January 31, 2013, net assets of the Alternative Strategies Fund were $182,939,166, of which approximately $42,062,825, or approximately 23.0%, represented the Alternative Strategies Fund’s ownership of all issued shares and voting rights of the Alternative Strategies Subsidiary.

The SunAmerica Global Trends Cayman Fund, Ltd. (the “Global Trends Subsidiary”), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund’s prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of January 31, 2013, net assets of the Global Trends Fund were $216,125,918, of which approximately $53,240,303, or approximately 24.6%, represented the Global Trends Fund’s ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 2. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.).

Level 3 - Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of inputs used to value the Funds’ net assets as of January 31, 2013 are reported on a schedule following the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (“the Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and, when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade and are generally categorized as Level 1. Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade and are generally categorized as level 1. Options traded on over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers and are generally categorized as Level 2. Forward Foreign Currency Contracts (“Forward Contracts”) are valued at the 4:00 p.m. eastern time forward rate and are generally categorized as Level 2.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted a policy and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Portfolio, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the inputs used to value the Funds’ net assets as of January 31, 2013 are reported on a schedule following the Portfolio of Investments.

Derivative Instruments:

The following tables represent the value of derivatives held as of January 31, 2013, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of January 31, 2013, please refer to the Portfolio of Investments.

	2020 High Watermark Fund
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$100

(1)	The Fund’s derivative contracts held during the period ended January 31, 2013, are not accounted for as hedging instruments under accounting principals generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $72,130.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $4,053 as reported in the Portfolio of Investments.

	Alternative Strategies Fund
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$103,043
Put options purchased, at value(4)	—	—
Commodity contracts
Futures contracts (variation margin)(2)(3)	—	47,743
Interest rate contracts
Futures contracts (variation margin)(2)(3)	10,810	—
Foreign exchange contracts
Futures contracts (variation margin)(2)(3)	—	18,765

	$10,810	$169,551

(1)	The Fund’s derivative contracts held during the period ended January 31, 2013, are not accounted for as hedging instruments under accounting principals generally accepted in the United States of America.
(2)	The average value outstanding for equity futures, commodity futures, interest rate futures and foreign exchange futures contracts was $56,880,942, $45,395,118, $23,448,037 and $20,805,072 respectively.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(89,987) as reported in the Portfolio of Investments.
(4)	The average value outstanding for purchased options on equity futures were $42,020

	Global Trends Fund
Derivatives Contracts(1)	Asset Derivatives Value	Liability Derivatives Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$111,288
Commodity contracts
Futures contracts (variation margin)(2)(3)	—	65,780
Foreign exchange contracts
Forward foreign currency contracts(4)	485,724	527,662

	$485,724	$704,730

(1)	The Fund’s derivative contracts held during the period ended January 31, 2013, are not accounted for as hedging instruments under accounting principals generally accepted in the United States of America.
(2)	The average value outstanding for equity futures and commodity futures contracts was $113,977,624 and $31,254,491, respectively.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $2,674,149 as reported in the Portfolio of Investments.
(4)	The average notional amount outstanding for forward foreign currency contracts was $162,869,867.

Futures Contracts. The 2020 High Watermark Fund may invest in exchange traded S&P 500 Index futures to generate equity market exposures. During the period ended January 31, 2013, the 2020 High Watermark Fund invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in order to gain exposure to the following asset classes: commodities, currencies, fixed income and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. The Global Trends Fund expects to enter into futures transactions for investment purposes in order to gain exposure to a variety of asset classes, including U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income, currencies and commodities. The Global Trends Fund may also enter into futures transactions for hedging purposes. During the period ended January 31, 2013, the Alternative Strategies Fund entered into futures transactions for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures, and took long and short positions in futures transactions. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes. During the period ended January 31, 2013, the Global Trends Fund entered into futures transactions for investment purposes in order to gain exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

Futures contracts are reported on a schedule following the Portfolio of Investments. As of January 31, 2013, the following Funds had open futures contracts: 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund. A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Subsequent payments, known as “Variation Margin” are made or received by the Funds as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded by the Fund as Variation Margin for changes in the value of the contracts and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to the 2020 High Watermark Fund of entering into futures contracts is market risk. The risks associated with the Alternative Strategy Fund’s and Global Trend Fund’s use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset. In addition, since the Alternative Strategies Fund may go short in futures contracts, there is a risk that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to the Funds since the futures are exchange-traded.

Currency Contracts. The Global Trends Fund may enter into forward foreign currency contracts (“forward contracts”) for investment purposes in order to gain currency exposure and enhance return. During the period ended January 31, 2013, the Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure. As of January 31, 2013, the Global Trends Fund had open forward contracts which are reported on a schedule following the Fund’s Portfolio of Investments.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises because forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. In addition, forward contracts are also not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards. Moreover, because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Options. Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income. During the period ended January 31, 2013, the Alternative Strategies Fund used option contracts to decrease the Fund’s market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased. As of January 31, 2013, Alternative Strategies Fund did not invest in option contracts.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (“OTC”) market.

Risks to the Funds of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Commodity-Linked and Hedge Fund-Linked Notes. The Alternative Strategies Fund and Global Trends Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies Fund and Global Trends Fund seek to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies Fund and Global Trends Fund will not invest directly in commodities. During the period ended January 31, 2013, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets.

Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the period ended January 31, 2013, the Alternative Strategies Fund did not invest in hedge fund-linked notes.

Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund and Global Trends Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index. Commodity and hedge fund linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

Note 3. Repurchase Agreements:

As of January 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	39.15%	$24,255,000
SunAmerica Global Trends Cayman Fund, Ltd.	11.69	7,245,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Bank of America Securities LLC, dated January 31, 2013, bearing interest at a rate of 0.12% per annum, with a principal amount of $61,960,000, a repurchase price of $61,960,207, and a maturity date of February 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	1.13%	6/15/2013	$63,007,000	$63,336,527

As of January 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	39.15%	$29,340,000
SunAmerica Global Trends Cayman Fund, Ltd.	11.70%	8,765,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Barclays Capital, Inc., dated January 31, 2013, bearing interest at a rate of 0.13% per annum, with a principal amount of $74,955,000, a repurchase price of $74,955,271, and a maturity date of February 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.38%	4/15/2015	$76,282,000	$76,481,096

As of January 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	39.14%	$29,340,000
SunAmerica Global Trends Cayman Fund, Ltd.	11.69	8,765,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

BNP Paribas SA, dated January 31, 2013, bearing interest at a rate of 0.12% per annum, with a principal amount of $74,955,000, a repurchase price of $74,955,250, and a maturity date of February 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bills	0.12%	7/25/2013	$76,595,800	$76,556,736

As of January 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	39.15%	$23,590,000
SunAmerica Global Trends Cayman Fund, Ltd.	11.70	7,050,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Deutsche Bank AG, dated January 31, 2013, bearing interest at a rate of 0.14% per annum, with a principal amount of $60,250,000, a repurchase price of $60,250,234, and a maturity date of February 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.13%	12/31/2015	$58,511,000	$61,514,370

As of January 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Royal Bank of Scotland:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	39.05%	$39,140,000
SunAmerica Global Trends Cayman Fund, Ltd.	11.68	11,710,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Royal Bank of Scotland, dated January 31, 2013, bearing interest at a rate of 0.12% per annum, with a principal amount of $100,240,000, a repurchase price of $100,240,334, and a maturity date of February 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.50%	3/31/2015	$96,607,000	$102,025,687

As of January 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	39.15%	$27,400,000
SunAmerica Global Trends Cayman Fund, Ltd.	11.69	8,185,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

UBS Securities LLC, dated January 31, 2013, bearing interest at a rate of 0.12% per annum, with a principal amount of $69,990,000, a repurchase price of $69,990,233, and a maturity date of February 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bonds	3.63%	8/15/2019	$61,345,700	$71,550,557

Note 4. Federal Income Taxes:

At January 31, 2013, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchases agreements, were as follows:

	2020 High Watermark Fund	Alternative Strategies Fund	Global Trends Fund	Focused Alpha Growth Fund	Focused Alpha Large-Cap Fund
Cost	$48,418,427	$181,665,786	$235,785,650	$244,979,175	$256,559,637

Appreciation	10,625,405	2,179,927	—	53,561,319	27,928,258
Depreciation	(140,828)	(2,648,408)	(9,193,755)	(1,099,125)	(1,130,798)

Unrealized appreciation (depreciation) – net	$10,484,577	$(468,481)	$(9,193,755)	$52,462,194	$26,797,460

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Specialty Series’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 2. Controls and Procedures.

a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as

Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	March 28, 2013

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date:	March 28, 2013